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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 No. 333-30883.

                                      /s/ Arthur Andersen LLP

Boston, Massachusetts
March 30, 2001